                          RENAISSANCE ACQUISITION CORP.

                                                         _____________ ___, 2006

BMD Management Company, Inc.
50 E. Sample Road, Suite 400
Pompano Beach, Florida 33064

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Renaissance Acquisition Corp. ("RAC") and continuing until the consummation by RAC of a "Business Combination" (as described in RAC's IPO prospectus), BMD Management Company, Inc. shall make available to RAC certain office and secretarial services as may be required by
RAC from time to time, situated at 50 E. Sample Road, Suite 400, Pompano Beach,
Florida 33064. In exchange therefore, RAC shall pay BMD Management Company, Inc.
the sum of $8,000 per month on the Effective Date and continuing monthly thereafter.

                                        Very truly yours,

                                        RENAISSANCE ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

AGREED TO AND ACCEPTED BY:

BMD MANAGEMENT COMPANY, INC.

By:
    ---------------------------------
Name:
Title: